UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2011
Smith & Wesson Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-31552	87-0543688

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts	01104

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 331-0852
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
As described in Item 7.01, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 10, 2011 discussing our third quarter fiscal 2011 financial results. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.
The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.
We are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 10, 2011 discussing our third quarter fiscal 2011 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.
The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.
The text included with this Report on Form 8-K and the replay of the conference call and webcast on March 10, 2011 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.
Certain statements contained in this Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our strategy for growth; our view of the positive response to our products launched at the SHOT Show; our view regarding the enhanced distribution of our products at retail; the ability of our products to capture current trends in consumer preference; uncertainty regarding the state of the economy and its effect on commercial and government purchasing power; the potential for repositioning our perimeter security business by rebranding USR to leverage our well known and powerful name; our ability to generate sales opportunities and reduce costs in our perimeter security business; our belief that we continue to maintain our unit share leadership in both the handgun and modern sporting rifle categories; our assessment of consumer trends toward small firearms; expansion of our production capacity for the BODYGUARD® .380 pistol; the flexibility of our newly added capacity to produce BODYGUARDs and other firearms; the long-term demand and broader distribution of our products in the marketplace based on our strategic pricing approach to capture market share; the impact of our enhanced international customer qualification processes; our ability to win firearm contracts from law enforcement agencies; our belief that much of the law enforcement market is suffering from constrained budgets resulting from lower tax revenue; the success of, and response to, our new products; our anticipated production schedule for the

Governor; our success in securing military opportunities, including Army initiatives related to carbines and a new pistol; the relocation of our Thompson/Center Arms business from Rochester, New Hampshire to our Springfield, Massachusetts facility; our expectations regarding improved gross margins for Thompson/Center and Smith & Wesson products; our belief that incentives will generate a shorter cash payback period for the Thompson/Center Arms relocation; our anticipated conclusion date for the Thompson/Center Arms relocation; our belief regarding the impact of constrained non-consumer segment budgets on our perimeter security division’s forecasted growth; our ability to position our security business for long-term growth; the challenging environment for our perimeter security business, including trends toward funding decreases and increasingly price-focused competition; our belief that we will be successful in the long run based on our broader capabilities, our track record of performance, our quality, and our propriety product portfolio; our belief regarding movement within the CFATS program in approvals of facility site security plans; our belief that some of our customers may move forward with perimeter security projects during the current calendar year; our ability to balance our perimeter security division’s revenue generated from government and military spending with opportunities in the private sector; the impact of CFATS on the perimeter security industry; the continued funding of specific RFPs we are pursuing and our confidence in our ability to be awarded such programs; our ability to right size our perimeter security business, including increasing cost efficiencies and maintaining fundamental capabilities that differentiate us from our competitors; our expectations regarding changing the name of USR effective April 1, 2011, including its impact on our strategic growth plan and our belief that adopting the globally recognized and highly respected Smith & Wesson brand name will distinguish our business and its proprietary products within a highly fragmented and very competitive landscape; the incorporation of GRAB® barriers in designs for new clients that did not previously consider using such technology; our ability to add other perimeter security technologies to our portfolio, including researching and developing passive and active vehicle barrier systems to compete directly with existing conventional systems, and the effect of such an expanded portfolio on our ability to win business and take market share; our belief that expanding our perimeter security product portfolio, overhead reductions, product cost improvements, and rebranding will support our initiatives to stabilize our perimeter security business and regain predictability and profitability; our expectation regarding capital expenditure spending in fiscal 2011; the impact of state tax incentives on capital expenditure spending; our anticipated debt extinguishment costs for the fourth quarter of fiscal 2011; our expectations regarding total expenses, capital expenditures, cash savings, tax incentives, and property tax abatements for the Thompson/Center move as well as our ability to reach expected efficiencies and capture synergies; our expectations regarding sales and gross profit margins for full year fiscal 2011 and the fourth quarter for our company as a whole and our firearm and perimeter security divisions; our belief regarding the gross margin impact of the Thompson/Center Arms move for full year fiscal 2011 and the fourth quarter, and the negative fourth quarter impact of our promotions and allowances; our expectation that firearm gross margins will recover to historic levels in fiscal 2012; our expectations regarding operating expenses, other expenses, and the tax rate for the fourth quarter for our company as a whole; the success of our strategy to build our company based on new product innovation, diversified revenue streams, and our strong brand; our belief in our strategy; the continuing excitement of dealers based upon our price repositioning in the third quarter of fiscal 2011; our belief that our backlog growth will continue past the current quarter; our belief regarding the high desirability of our firearm products; our expectations regarding planning backlog further into the future and our ability to drive efficiencies as a result; our ability to expand our perimeter security business; our belief that the economy may be improving and its effect on opportunities for our perimeter security business; our belief that our perimeter security business can be a major business for our company; our belief regarding the state of the world regarding safety and our positioning as the global environment changes; our belief that certain perimeter security projects that we were not awarded will be re-bid; our continued focus on the BODYGUARD .380 based on its popularity, low inventory, and high sales; our expectations regarding capital expenditure spending in the fourth quarter of fiscal 2011; our belief that we will increase our cash holdings in the fourth quarter of fiscal 2011; and the timing for capital expenditure spending and our receipt of certain state tax incentives. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic

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conditions and consumer spending patterns; speculation surrounding increased gun control, and fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; the success of our diversification strategy, including the expansion of our markets; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Form 10-K Report for the fiscal year ended April 30, 2010.
We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Shell Company Transactions.
Not applicable.
(d)	Exhibits.

Exhibit
Number	Exhibits

99.1	Transcript of conference call and webcast conducted on March 10, 2011.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: March 10, 2011	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on March 10, 2011.